UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

TURTLE BEACH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

44 South Broadway, 4th Floor

White Plains, NY 10601

(Address of principal executive offices) (Zip Code)

(888) 496-8001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2024, Turtle Beach Corporation (the “Company”) held by live webcast its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting. Matters submitted to the Company’s stockholders and voted upon at the Annual Meeting, which are more fully described in the Company’s Definitive Proxy Statement filed with the SEC on April 29, 2024, were (1) the election of eight nominees to the Company’s Board of Directors, (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and (3) an advisory vote on the compensation of the Company’s named executive officers (“NEOs”).

The tables below show the votes cast for or against, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1. Election of Eight Members to the Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Terry Jimenez	13,395,530	920,838	6,828	2,880,982
L. Gregory Ballard	13,895,930	420,172	7,094	2,880,982
Cris Keirn	14,299,298	19,496	4,402	2,880,982
David Muscatel	13,902,818	413,284	7,094	2,880,982
Katherine L. Scherping	13,414,478	903,929	4,789	2,880,982
Julia W. Sze	13,223,961	1,092,045	7,190	2,880,982
Andrew Wolfe, Ph.D.	13,393,573	924,818	4,805	2,880,982
William Wyatt	13,381,319	936,982	4,895	2,880,982

Proposal 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstain
17,107,335	90,685	6,158

Proposal 3. Advisory vote on the compensation of NEOs.

For	Against	Abstain	Broker Non-Votes
12,747,223	1,546,485	29,488	2,880,982

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 13, 2024

TURTLE BEACH CORPORATION

By:	/S/ JOHN T. HANSON
John T. Hanson
Chief Financial Officer and Treasurer